Exhibit 10.4

AMENDMENT

TO THE LEASE AGREEMENT (Reg.ne 39 series 3T)

By and between

FIDIA FARMACEUTICI S.P.A. with legal domicile in Abano Terme (PD) via Ponte della Fabbrica 3/A, Italy, VAT Code 00204260285 (hereinafter “Fidia”)

and

ANIKA THERAPEUTICS S.r.l. with legal domicile in Abano Terme (PD) via Ponte della Fabbrica 3/B, Italy, VAT Code 03641500289 (hereinafter “Anika”)

(which shall hereinafter be jointly referred to as the “Parties,” and individually as a “Party”)

WHEREAS

on December 30, 2009, Fidia and Anika (formerly FAB S.r.l.) entered into a lease agreement (the “Agreement”), subsequently amended, in respect of leasing a certain Property (as defined in the Agreement).

Through this Amendment Fidia and Anika establish the following:

1)	The definitions contained in the Agreement shall have the same meanings in this Amendment to the Lease Agreement.

2)	Effective January 1, 2012, Annex A to the Agreement is replaced by Annex A attached to this Amendment to the Lease Agreement.

3)	Effective January 1, 2012, recital C) of the Agreement is amended as follows:

“The Lessor is the owner of the leased premises in Abano Terme (PD), via Ponte della Fabbrica 3/A and 3/B, registered in the NCT.F. 10 map 632 and NCEU F. 10 map 632, as described in the registry search and plans as attached in Annex A hereto and identified as follows (the “Property”)

(1)	a portion of the building called F2 (“Building F2 – plans 0008_59 and 0008_02”), with 423 m2 to be used as a warehouse;

(2)	a portion of the building called “Research Institute” (LR1 – plans 0005 and 0006), with 1,174 m2 to be used as laboratories and Tissue Tech production facilities, and 1,268 m2 for office use (ground floor and first floor);

4)	Effective from January 1, 2012 to March 31, 2012:

a)	the table contained in Section 3.1 is replaced by the following table which takes into account the ISTAT indexation at December 2011:

Area	M2	Monthly rent / m2 (euros)	Monthly rent (euros)
Research Institute (LR1 – plans 0005 and 0006) – Offices Warehouse (“Building F2 – plans 0008_59”)	1,268	14.63	18,551
	373	5.23	1,951
Warehouse (“Building F2 – plans 0008_02”)	50	14.63	732
Research Institute (LR1 – plan 0005) – Research Laboratories	655	17.46	11,436
Research Institute (LR1 – plan 0006) – Tissue Tech Production Facilities	519	17.46	9,062
Totals	2,865		41,732

and b) the total amount of the monthly rent in line with the provisions of Section 3.1, effective from January 1, 2012 to 03.31.2012, is 41,732 euros.

5)	Effective April 1, 2012, the premises leased to Anika are reduced and therefore the spaces being leased are the ones indicated in Annex B of this Amendment to the Lease Agreement.

6)	Effective from April 1, 2012, recital C) of the Agreement is amended as follows:

“The Lessor is the owner of the leased premises in Abano Terme (PD), via Ponte della Fabbrica 3/A and 3/B, registered in the NCT.F. 10 map 632 and NCEU F. 10 map 632, as described in the registry search and plans as attached in Annex A hereto and identified as follows (the “Property”)

(3)	a portion of the building called F2 (“Building F2 – plans 0008_59 and 0008_02”), with 423 m2 to be used as a warehouse;

(4)	a portion of the building called “Research Institute” (LR1 – plans 0005 and 0006), with 1,054 m2 to be used as laboratories and Tissue Tech production facilities, and 1,125 m2 for office use (ground floor and first floor);

7)	Effective from April 1, 2012, the table contained in Section 3.1 is replaced by the following table:

Area	M2	Monthly rent / m2 (euros)	Monthly rent (euros)
Research Institute (LR1 – plans 0005 and 0006) – Offices Warehouse (“Building F2 – plans 0008_59”)	1,125	14.63	16,459
	373	5.23	1,951
Warehouse (“Building F2 – plans 0008_02”)	50	14.63	732
Research Institute (LR1 – plan	535	17.46	9,341

0005) – Research Laboratories
Research Institute (LR1 – plan 0006) – Tissue Tech Production Facilities	519	17.46	9,062
Totals	2,602		37,545

Therefore, the total amount of the monthly rent in line with the provisions of Section 3.1 effective from April 1, 2012, is 37,545 euros.

8)	With the return of the R&D spaces, Anika shall reimburse Fidia the sum of €24,666.00 pursuant to Art. 4 of the Lease Agreement of June 18, 2010.

9)	The other provisions of the agreement remain unchanged.

IN WITNESS WHEREOF, the Parties have signed this Amendment to the Lease Agreement on

Abano Terme, April 16, 2012

FIDIA FARMACEUTICI S.P.A.

By: /s/ Antonio Germani

Antonio Germani, Managing Director

ANIKA THERAPEUTICS S.r.l.

By: /s/ Charles H. Sherwood, Ph.D.

Charles Sherwood, President